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                                  EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in this Registration Statement of All American Food Group, Inc. on Form S-8 of our report, dated February 5, 1997, on our audits of the consolidated financial statements of All American Food Group as at October 31, 1996, and for the year ended October 31, 1996 and the nine-month period ended October 31, 1995.

DelSanto and DeFreitas
Closter, New Jersey

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